COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
NOTE 16:- COMMITMENTS AND CONTINGENCIES

a.	Lease commitments:

Certain of the motor vehicles, facilities and equipment of the Company and its subsidiaries are rented under long-term operating lease agreements. Future minimum lease commitments under non-cancelable operating leases as of December 31, 2015, are as follows:

2016	$1,839
2017	1,131
2018	816
2019 and thereafter	769

$4,555

Rent expenses for the years ended December 31, 2013, 2014 and 2015 were approximately $ 1,911, $ 1,736 and $ 2,045, respectively.

The Company leases motor vehicles under a cancelable lease agreement. The Company has an option to be released from this lease agreement, which may result in penalties in a maximum amount of $  86.

The Company currently occupies approximately 129,213  square feet of space based on a lease agreements as of December 31, 2015. The Company has an option to terminate the lease agreement in Israel and India upon six months prior written notice.

The aggregated amount of lease commitment for the next 6 months in Israel and India mentioned above is approximately $ 246.

b.	Guarantees and Collaterals:

As of December 31, 2015, the Company has provided bank guarantees in the amount of $116 as security for the performance of various contracts with customers. As of December 31, 2015, the Company has restricted bank deposits of $ 128 in favor of the bank guarantees.

As of December 31, 2015, the Company has restricted bank deposits of $ 110 in favor of various contracts with customers.

c.
From time to time, the Company and/or its subsidiaries are subject to legal, administrative and regulatory proceedings, claims, demands and investigations in the ordinary course of business, including claims with respect to intellectual property, contracts, employment and other matters. The Company accrues a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. Significant judgment is required in both the determination of probability and the determination as to whether a loss is reasonably estimable. These accruals are reviewed and adjusted to reflect the impact of negotiations, settlements, rulings, advice of legal counsel and other information and events pertaining to a particular matter.

Lawsuits have been brought against the Company in the ordinary course of business. The Company intends to defend itself vigorously against those lawsuits.

1.
In August 2009, a software company and one of its owners filed an arbitration proceeding against the company and one of its subsidiaries, claiming an alleged breach of a non-disclosure agreement between the parties. The plaintiffs sought damages in the amount of approximately NIS 52,000 (approximately $13,371). The arbitrator determined that both the Company and its subsidiary breached the non-disclosure agreement. In January 2015 the arbitrator rendered his ruling and determined that the company should pay damages to the plaintiffs. The company financial results of operations include a net impact of $1,553 resulting from the arbitration. In December 2015, the same software Company filed a motion to appoint another arbitrator to the district court in Tel Aviv in order to sue the Company for additional damages. The court decided against the company’s position, and appointed an arbitrator. In April 2016, the Company submitted a motion to overrule the District's court to the Supreme Court. The company is now waiting for a decision.

2.
In addition to the above mentioned legal proceedings, the Company is also involved in various legal proceedings arising in the normal course of its business. Based upon the advice of counsel, the Company does not believe that the ultimate resolution of these matters will have a material adverse effect on the Company's consolidated financial position, results of operations or cash flows.